                                                                     EXHIBIT 4.9

                          SIXTH AMENDMENT AND WAIVER
                                      TO
              AMENDED AND RESTATED SENIOR NOTE PURCHASE AGREEMENT
                         Dated as of February 27, 1997


     This Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement (this "Amendment") is dated as of February 27, 1997 by and among Merisel Americans, Inc., a Delaware Corporation ("the Company"), Merisel, Inc., a Delaware Corporation ("Merisel, Inc."), as guarantor and the noteholders signatory hereto, and is made with reference to that certain Amended and Restated Senior Note Purchase Agreement dated as of December 23, 1993 by and among the Company and the original Purchasers of the Notes referred to therein, and amended as of September 30, 1994, June 23, 1995, April 12, 1996, June 30 1996 and October 2, 1996 (the "Existing Agreement") by and among the Company and the Noteholders referred to therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Agreement.

                                    RECITAL

     The parties hereto have agreed to modify the Existing Agreement as hereinafter set forth in accordance with Section 8.1 of the Existing Agreement.

     IN CONSIDERATION of the mutual promises and convenants set forth herein, the parties hereto agree as follows:

          Section 1.  Waivers.  (a) Effective as of the Effective Time (as
                      -------
defined in Section 4 of this Amendment), the undersigned Noteholders hereby consent to the (i) sale (the "FAB Sale") by Merisel, Inc. and Merisel FAB, Inc., a Delaware corporation ("Merisel FAB"), on or before March 31, 1997, of substantially all of the assets of Merisel FAB to SynFab, Inc. dated as of January 15, 1997 (the "FAB Asset Purchase Agreement") by and among Merisel, Merisel FAB, the Buyer and SYNNEX Information Technologies, Inc., the principal terms of which FAB Asset Purchase Agreement are described in the term sheet attached as Exhibit A hereto and (ii) merger of Merisel FAB with and into Merisel Inc., at any time following the consummation, if any, of the FAB Sale in accordance with the immediately preceding clause (i).

          (b) Effective as of the Effective Time, the Noteholders hereby waive the provisions of Section 6.23 of the Existing Agreement to the extent necessary to permit the amendment and waivers of the Subordinated Notes and Subordinated Note Purchase Agreement contemplated by clause (iii) of Section 4 hereof.

          Section 2.  Amendments to the Existing Agreement.  The following
                      ------------------------------------
amendments to the Existing Agreement shall become effective at the Effective
Time.

               (I) The Existing Agreement is hereby amended by adding the following appropriate alphabetical order in Section 2.1:

          "Consolidated Payables" has the meaning given to such term in Section
           ----------------------
     6.31 hereof.

          "FAB Sale" has meaning given to such term in the Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement dated as of February 27, 1997 by and among the Company, Merisel, Inc. and the Noteholders party thereto.

               (II)   The Existing Agreement is hereby amended by deleting
Section 6.30 and inserting in its place the following:

          "6.30  Maintenance of Inventory Turnover Ratio.  For each period
                 ---------------------------------------
     indicated below, the ration of (i) the consolidated aggregate cost of sales of Merisel, Inc. at the end of such period multiplied by four to (ii) the
                                                -------------
     Average Consolidated Net Inventory of Merisel, Inc. shall be not less than the correlative ratio indicated below:

                                                 Minimum Permitted
          Period                                 Inventory Turnover
          ------                                 ------------------

          Fourth Quarter of 1996                        9.00
          First Quarter of 1997                         9.00
          Second Quarter of 1997                        9.00
          Third Quarter of 1997                         9.00
          Fourth Quarter of 1997                        9.00

     ; provided that following the consummation of the FAB Sale, and solely for the purpose of determining compliance with this Section 6.30, there shall be added to Consolidated cost of sales of Merisel, Inc. at the end of each fiscal period in Column A below, the corresponding projected amount of cost or sales of Merisel FAB ("FAB Cost of Sales") in Column B below (to the extent that such FAB Cost of Sales are not already included in the calculation of Consolidated cost of sales of Merisel, Inc. at the end of such period):

                 Column A                   Column B
                 --------                   --------

          First Quarter of 1997             $254,200,000
          Second Quarter of 1997            $256,900,000
          Third Quarter of 1997             $246,800,000
          Fourth Quarter of 1997            $256,900,000

               (III)  The Existing Agreement is hereby amended by deleting
Section 6.31 and inserting in its place the following:

          "6.31 Minimum Ratio of Accounts Payable to Inventory.  For each period
                ----------------------------------------------
     indicated below, the ratio of the Consolidated amount of accounts payable of Merisel, Inc. ("Consolidated Payables") on the last day of such period to the Consolidated amount of inventory of Merisel, Inc. on the last day of such period shall be not less than the correlative ratio indicated below (the "A/P Inventory Ratio"):

                                                    Minimum
          Period                                 Permitted Ratio
          ------                                 ---------------
          Fourth Quarter of 1996                    0.90:1.00
          First Quarter of 1997                     0.90:1.00
          Second Quarter of 1997                    0.90:1.00
          Third Quarter of 1997                     0.90:1.00
          Fourth Quarter of 1997                    0.90:1.00

     ; provided that Merisel, Inc. shall maintain an A/P Inventory Ratio equal
       --------
     to or greater than 1.00:1.00 for one out of each two consecutive periods indicated above; provided further, that following the consummation of the
                      ----------------
     FAB Sale, and solely for the purpose of determining compliance with this Section 6.31, there shall be added to Consolidated Payables at the end of each fiscal period in Column A below, the corresponding projected amount of accounts payable of Merisel FAB ("FAB Payables") in Column B below (to the extent that such FAB Payables are not already included in the calculation of Consolidated Payables at the end of such period):

                 Column A                        Column B
                 --------                        --------
          First Quarter of 1997                  $44,500,000
          Second Quarter of 1997                 $45,000,000
          Third Quarter of 1997                  $44,400,000
          Fourth Quarter of 1997                 $45,500,000"

               (IV)   The Existing Agreement is hereby amended by deleting
Section 6.37 and inserting in its place the following:

          "6.37 Minimum Accounts Payable.  On the last day of each period
                ------------------------
     indicated below, the Consolidated Payables shall be not less than the correlative amount indicated below:


                 Period                          Amount
                 ------                          ------

          Fourth Quarter of 1996                 $380,000,000
          First Quarter of 1997                  $345,500,000
          Second Quarter of 1997                 $345,000,000
          Third Quarter of 1997                  $345,600,000
          Fourth Quarter of 1997                 $454,700,000"

               (V) The October 2, 1996 Letter Agreement among the Company, Merisel, Inc. and the Noteholders is hereby amended by deleting "$360,000,000 on the second page thereof and substituting $315,000,000 therefor.

          Section 3.  Reaffirmation of Parent Guaranty.  By its signature below,
                      --------------------------------
Merisel, Inc. (i) consents to the amendment of the Existing Agreement by this Amendment, (ii) acknowledges and reaffirms its obligations owing under the Parent Guaranty and (iii) agrees that the Parent Guaranty is and shall remain in full force and effect.

          Section 4.  Conditions to the Effective Time.  The Waiver, amendments
                      --------------------------------
and agreements set forth herein shall become effective (the time of such effectiveness, the "Effective Time") upon the satisfaction of all the following conditions:

               (i) this Amendment shall have been executed and delivered by the Required Noteholders, the Company and Merisel, Inc.;

               (ii) the Company, Merisel Europe, Merisel, Inc. and the Majority Lenders (as defined in the Revolving Credit Agreement) shall have executed and delivered the Third Amendment and Waiver to the Revolving Credit Agreement, which shall be in form and substance acceptable to the Required Noteholders;

               (iii) the Company, Merisel Europe, Merisel, Inc. and certain holders of the Subordinated Notes shall have executed and delivered the Fifth Waiver to the Subordinated Note Purchase Agreement, which shall be in form and substance acceptable to the Required Noteholders;

               (iv) The FAB Sale contemplated by the FAB Asset Purchase Agreement shall have been consummated contemporaneously herewith;

               (v) all the representations and warranties made by the Company and Merisel, Inc. in Section 5 shall be true and correct in all material respects as of the Effective Time;

               (vi) the delivery by Merisel Canada of a Consent and Acknowledgment in the form of Annex A hereto;

               (vii) the delivery by Merisel Europe of a Consent and Acknowledgment in the form of Annex D hereto;

               (viii) the delivery by the Company and Merisel, Inc. to the Noteholders of (x) certified resolutions of their respective Boards of Directors approving and authorizing the execution, delivery and performance of this Amendment, (y) signature and incumbency certificates of the officers executing this Amendment and (z) executed copies of this Amendment; and

               (ix) all corporate and other proceedings required to be taken in connection with the transactions contemplated hereby shall have been taken.

          Section 5.  Representations and Warranties of the Company and Merisel,
                      ----------------------------------------------------------
Inc.  In order to induce the Noteholders to enter into this Amendment and to
---
grant the Waiver with respect to the Existing Agreement, the Company and Merisel, Inc. represent and warrant to each Noteholder that the following statements are true, correct and complete:

          (a)  Corporate Power and Authority.  Each of the Company and Merisel,
               -----------------------------
Inc. has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, the Existing Agreement as amended by this Amendment (the "Amended Agreement").

          (b)  Authorization of Agreements.  The execution and delivery of this
               ---------------------------
agreement and the performance of the Amended Agreement have been duly authorized by all necessary corporate action by the Company and Merisel, Inc.

          (c)  No Conflict.  The execution and delivery by the Company and
               -----------
Merisel, Inc. of this Amendment and the performance by the Company and Merisel, Inc. of the Amended Agreement do not and shall not (i) violate any provision of law, rule or regulation applicable to the Company, Merisel, Inc. or any of their respective Subsidiaries, or the Certificate of Incorporation or bylaws of the Company, Merisel, Inc. or any of their respective Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of the company, Merisel, Inc. or any of their respective Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of their properties or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Company, Merisel, Inc.
or any of their respective Subsidiaries, other than those that have been obtained.

          (d)  Governmental Consents.  The execution and delivery by the Company
               ---------------------
and Merisel, Inc. and the performance by the Company and Merisel, Inc. of the Amended Agreement do not and shall not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body.

          (e)  Binding Obligation.  This Amendment and the Amended Agreement are
               ------------------
the legally valid and binding obligation of the Company and Merisel, Inc., enforceable against each of them in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (f)  Incorporation of Representations and Warranties from Existing
               -------------------------------------------------------------
Agreement.  The representations and warranties contained in Section 5 of the
---------
Existing Agreement are and shall be true, correct and complete in all material respects on and as of the Effective Time to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

          (g)  Absence of Default.  After giving effect to this Amendment, no
               ------------------
event has occurred and is continuing or shall result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default, or an event that with the passage of time, the giving of notice or both would constitute an Event of Default.

          Section 6.  Miscellaneous
                      -------------

          (h) On and after the Effective Time, each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Existing Agreement, and each reference in the Notes and the other documents referred to in the Existing Agreement to the "Note Purchase Agreement", "thereunder", "thereof", or words of like import referring to the Existing Agreement shall mean and be a reference to the Existing Agreement as amended by this Amendment.

          (i) Except as specifically waived by this Amendment, the Existing Agreement, the Notes and the other documents referred to in the Existing Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          (j) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision, of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Existing Agreement, the Notes or any of the documents referred to in the Existing Agreement.

          (k) This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          (l) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          (m) Notwithstanding anything to the contrary herein, if the Effective Time does not occur on or before March 31, 1997, this Amendment shall be of no force or effect, and the Existing Agreement shall remain in full force and effect as if this Amendment had not been executed or delivered by any party hereto.

          (n) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /S/ TIMOTHY N. JENSON
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /S/ TIMOTHY N. JENSON
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: _________________________

                                       By: _____________________________________
                                           Title

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                  MERISEL AMERICAS, INC.


                                  By:  /s/
                                      ------------------------------------------
                                      Name:  Timothy N. Jenson
                                      Title: Vice President & Treasurer



                                  MERISEL, INC.


                                  By:  /s/
                                      ------------------------------------------
                                      Name:  Timothy N. Jenson
                                      Title: Vice President & Treasurer



                                  NOTEHOLDERS
                                  -----------


                                  Name of Holder: The German Fund for Non-Profit
                                                   Organizations

                                  By: /s/ STUART BROWN
                                     -------------------------------------------
                                     Name:  Stuart Brown
                                     Title: Authorized Agent

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: Restart Partners V, LP

                                       By: /s/ STUART BROWN
                                          --------------------------------------
                                          Name:  Stuart Brown
                                          Title: Authorized Agent

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: Restart Partners IV, LP

                                       By: /s/ STUART BROWN
                                          --------------------------------------
                                          Name:  Stuart Brown
                                          Title: Authorized Agent

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: Restart Partners III, LP

                                       By: /s/ STUART BROWN
                                          --------------------------------------
                                          Name:   Stuart Brown
                                          Title:  Authorized Agent

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: Restart Partners, II, LP

                                       By: /s/ STUART BROWN
                                          --------------------------------------
                                          Name:   Stuart Brown
                                          Title:  Authorized Agent

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: Restart Partners I, LP

                                       By: /s/ STUART BROWN
                                           -------------------------------------
                                           Name:  Stuart Brown
                                           Title: Authorized Agent

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder:

                                       By: /s/ STUART BROWN
                                          --------------------------------------
                                          Name:   Stuart Brown
                                          Title:  Authorized Agent

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                  MERISEL AMERICAS, INC.


                                  By:  /s/
                                      -------------------------------------
                                      Name:  Timothy N. Jenson
                                      Title: Vice President & Treasurer



                                  MERISEL, INC.


                                  By:  /s/
                                      -------------------------------------
                                      Name:  Timothy N. Jenson
                                      Title: Vice President & Treasurer



                                  NOTEHOLDERS
                                  -----------


                                  Name of Holder: The Varde Fund III - A, L.P.

                                  By: /s/ GEORGE HICKS
                                      ------------------------------------------
                                      Name:  George G. Hicks
                                      Title: Vice President

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: CoMac International, N.V.

                                       By:  /s/
                                           -------------------------------------
                                           Name:
                                           Title: Director

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: CoMac Partners, L.P.

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title: General Partner

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: York Capital /York
                                                       Investment Co.

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title: Sr. Vice President

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: Daystar Partners LLC

                                       By:  /s/
                                            ------------------------------------
                                            Name:
                                            Title: Managing Director

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: Daystar Partners LLC

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title: Managing Director

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: Moira A. Corey

                                       By: /s/ MOIRA A. COREY
                                           -------------------------------------
                                           Name:
                                           Title: Bank of America

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: Swiss Bank Corp.

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                             MERISEL AMERICAS, INC.


                             By:  /s/
                                 -----------------------------------------------
                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer



                             MERISEL, INC.


                             By:  /s/
                                 -----------------------------------------------
                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer



                             NOTEHOLDERS
                             -----------


                             Name of Holder: Ameritas Life Insurance Corp. by
                                             Americas Investment Advisors

                             By: /s/ PATRICK J. HENRY
                                ------------------------------------------------
                                Name:  Patrick J. Henry
                                Title: Vice President - Fixed Income Securities

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: Harris Partner L.P.

                                       By: /s/
                                          --------------------------------------
                                          Name:
                                          Title: M.D.

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: Bear Stearns & Co., Inc.

                                       By: /s/
                                          --------------------------------------
                                          Name:
                                          Title: Managing Director

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MERISEL AMERICAS, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       MERISEL, INC.


                                       By:  /s/
                                           -------------------------------------
                                           Name:  Timothy N. Jenson
                                           Title: Vice President & Treasurer



                                       NOTEHOLDERS
                                       -----------


                                       Name of Holder: Hare & Co. as Nom. for
                                                       BT Holdings (NY) Inc.

                                       By: /s/
                                          --------------------------------------
                                          Name:
                                          Title: Vice President

                        Senior Note Purchase Agreement

                                Signature Page



     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                             MERISEL AMERICAS, INC.


                             By:  /s/
                                 -----------------------------------------------
                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer



                             MERISEL, INC.


                             By:  /s/
                                 -----------------------------------------------
                                 Name:  Timothy N. Jenson
                                 Title: Vice President & Treasurer



                             NOTEHOLDERS
                             -----------


                             Name of Holder: PPM America Special Investments
                                             Fund, L.P.

                             By: /s/
                                ------------------------------------------------
                                Name:
                                Title: Managing Director

                                                                         Annex A

                          CONSENT AND ACKNOWLEDGMENT



     The undersigned hereby consents to the terms of the Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement dated as of February 27, 1997 (the "Amendment") with respect to the Amended and Restated Senior Note Purchase Agreement dated as of December 23, 1993 and amended as of September 30, 1994, June 23, 1995, April 12, 1996, June 30, 1996 and October 2,
1996 (the "Note Purchase Agreement") among Merisel Americas, Inc., Merisel, Inc. as Guarantor and the Noteholders party thereto, and hereby confirms and agrees that each document executed by t he undersigned pursuant to and as defined in the Note Purchase Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the Amendment, each reference in each such document to "the Note Purchase Agreement, " "thereunder," "thereof," "therein" or words of like import referring tot he Note Purchase Agreement shall mean and be a reference to the Note Purchase Agreement as amended by the Amendment.

                                  MERISEL CANADA, INC.


                                  By:  /s/ TIMOTHY N. JENSON
                                       -----------------------------------
                                       Name:  Timothy N. Jenson
                                       Title: Vice President & Treasurer



Dated:  As of February ____, 1997

                                                                         Annex B


                          CONSENT AND ACKNOWLEDGMENT



     The undersigned hereby consents to the terms of the Sixth Amendment and Waiver to Amended and Restated Senior Note Purchase Agreement dated as of February 27, 1997 (the "Amendment") with respect to the Amended and Restated Senior Note Purchase Agreement dated as of December 23, 1993 and amended as of September 30, 1994, June 23, 1995, April 12, 1996, June 30, 1996 and October 2,
1996 (the "Note Purchase Agreement") among Merisel Americas, Inc., Merisel, Inc. as Guarantor and the Noteholders party thereto, and hereby confirms and agrees that each document executed by the undersigned pursuant to and as defined in the Note Purchase Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the Amendment, each reference in each such document to "the Note Purchase Agreement," "thereunder," "thereof," "therein," or words of like import referring to the Note Purchase Agreement shall mean and be a reference to the Note Purchase Agreement as amended by the Amendment.

                                  MERISEL EUROPE, INC.


                                  By:  /s/ TIMOTHY N. JENSON
                                       -----------------------------------
                                       Name:  Timothy N. Jenson
                                       Title: Vice President & Treasurer



Dated:  As of February ____, 1997